Financial Results

3rd Quarter 2025

Advantage Solutions Reports Third Quarter 2025 Results

Strong Revenues and Adjusted EBITDA growth in Experiential Services partially offsetting softness in Branded Services

Generated $98 million in adjusted unlevered free cash flow and ended the quarter with strong cash position of $201 million

Rapidly responded to robust demand in high-volume labor businesses generating strong incremental margin

Reaffirm Revenue and modestly lower Adjusted EBITDA outlook due to impact of divestiture and macro environment

ST. LOUIS, November 6, 2025 – Advantage Solutions Inc. (NASDAQ: ADV) (“Advantage,” “Advantage Solutions,” the “Company,” “we,” or “our”), a leading business solutions provider to consumer goods manufacturers and retailers, today reported financial results for the three months ended September 30, 2025.

Unless otherwise noted, results presented in this release are from continuing operations, and comparisons are on a prior year basis. Revenues for the three months ended September 30, 2025 were $915 million compared with $939 million, and net income was $21 million compared with a net loss of $37 million.

Q3'25 Financial Highlights
Revenues declined 2.6% to $915 million. Adjusted EBITDA declined 1.4% to $100 million. EBITDA margin expanded 20bps in the quarter.

Experiential Services delivered a very strong quarter with accelerating demand and >90% execution, while Branded Services faced ongoing macro headwinds and Retailer Services was impacted mainly by project timing.

Cash increased $98 million sequentially, due to working capital improvements, lower restructuring/reorganization costs, and the benefit from the monetization of our 7.5% stake in Acxion Foodservice.

“Our third-quarter performance reflects the team’s continued focus and ability to pull levers in our high-volume labor businesses despite the volatile macro environment,” said Advantage CEO Dave Peacock. “We’re pleased with this quarter’s progress, highlighted by strong Experiential performance driven by solid demand and execution. Phase one of our IT transformation is already improving efficiency in our business, while early Instacart pilot success shows the power of integrating in-store audits with our retail execution network. As we close the year, we are reaffirming our revenue guidance and modestly lowering our Adjusted EBITDA outlook to reflect the impact of the Acxion divestiture and the challenging macro environment.”

Consolidated Financial Summary from Continuing Operations
(amounts in thousands)	Three Months Ended September 30,		Change (Reported)
	2025	2024	$	%
Total Revenues	$915,012	$939,270	$(24,258)	(2.6%)
Total Net Income (Loss)	$20,565	$(37,320)	$57,885	NMF
Total Adjusted EBITDA	$99,554	$100,920	$(1,366)	(1.4%)
Adjusted EBITDA Margin	10.9%	10.7%

	Nine Months Ended September 30,		Change (Reported)
	2025	2024	$	%
Total Revenues	$2,610,511	$2,674,039	$(63,528)	(2.4%)
Total Net Loss	$(66,005)	$(200,469)	$134,464	(67.1%)
Total Adjusted EBITDA	$244,142	$261,458	$(17,316)	(6.6%)
Adjusted EBITDA Margin	9.4%	9.8%

Advantage Solutions Inc. | Page 1

Financial Results

3rd Quarter 2025

Segment Financial Summary from Continuing Operations
Revenues
Segment	Three Months Ended September 30,			Nine Months Ended September 30,
(amounts in thousands)	2025	2024	YoY (Reported)	2025	2024	YoY (Reported)
Branded Services	$288,804	$331,357	(12.8%)	$873,866	$982,752	(11.1%)
Experiential Services	$377,707	$342,731	10.2%	$1,039,433	$969,590	7.2%
Retailer Services	$248,501	$265,182	(6.3%)	$697,212	$721,697	(3.4%)
Total	$915,012	$939,270	(2.6%)	$2,610,511	$2,674,039	(2.4%)
Operating (Loss) Income
	Three Months Ended September 30,			Nine Months Ended September 30,
Segment	2025	2024	YoY (Reported)	2025	2024	YoY (Reported)
Branded Services	$8,196	$(12,210)	167.1%	$(17,666)	$(141,608)	87.5%
Experiential Services	$20,912	$587	3462.5%	$28,267	$3,398	731.9%
Retailer Services	$11,052	$8,446	30.9%	$24,949	$13,824	80.5%
Total	$40,160	$(3,177)	1364.1%	$35,550	$(124,386)	NMF
Adjusted EBITDA
	Three Months Ended September 30,			Nine Months Ended September 30,
Segment	2025	2024	YoY (Reported)	2025	2024	YoY (Reported)
Branded Services	$41,657	$48,796	(14.6%)	$103,638	$125,986	(17.7%)
Experiential Services	$35,320	$23,299	51.6%	$73,276	$62,603	17.0%
Retailer Services	$22,577	$28,825	(21.7%)	$67,228	$72,869	(7.7%)
Total	$99,554	$100,920	(1.4%)	$244,142	$261,458	(6.6%)

Q3'25 Segment Highlights

Branded Services	Experiential Services	Retailer Services
Macro pressure resulted in continued softness for commission-based and omni-commerce revenues	Strong performance driven by healthy event demand, up 7% on an underlying basis, improved retention, and >90% execution rates	A tough comparison and project timing weighed on results versus the prior year quarter
Investing to strengthen value proposition, advance key relationships, and drive better consistency in execution	Higher staffing supported a 7% sequential increase in events, resulting in solid revenue growth and strong incremental margins versus the prior year quarter	Staffing and execution improved through the period, strengthening coverage
Expect continued pressure near term; entering Q4 with larger pipeline of new business opportunities	Expect a stronger Q4 with increased event frequency at key customers	Stronger staffing levels should support incremental project work in Q4 supporting revenue growth

Advantage Solutions Inc. | Page 2

Financial Results

3rd Quarter 2025

Cash Flow and Balance Sheet Highlights

(Amounts in Millions)

Period Ended September 30, 2025
Adjusted Unlevered Free Cash Flow and as % of Adjusted EBITDA	$98 / 99%
Capex	~$11
Gross Debt	~$1,691
Cash and Cash Equivalents	~$201
Net Leverage Ratio(1)	4.4x

Fiscal Year 2025 Outlook
(Amounts in Millions)

Revenues	Down Low-Single Digits to Flat
Adjusted EBITDA	Down Mid-Single Digits
Adjusted Unlevered Free Cash Flow Conversion(1)	>50% of Adjusted EBITDA
Net Interest Expense	$140 to $150
Capex	$45 to $55

2025 revenue outlook excludes reimbursable expenses. 2025 guidance compares to 2024 on a continuing operations basis.

Conference Call Details
Date/Time	November 6, 2025, 8:30 am EDT
Dial-in (10 minutes before the call)	800-715-9871 within the United States or +1-646-307-1963 outside the United States Conference ID: 5720569
Webcast	Available at: ADV 3Q 2025 Earnings Webcast
Replay	800-770-2030 within the United States or +1-609-800-9909 outside the United States Playback ID: 5720569#

Investor Contact: investorrelations@youradv.com

Media Contact: press@youradv.com

NMF = Not Meaningful
(1) Trailing twelve months on a continuing and discontinued operations basis

Advantage Solutions Inc. | Page 3

Financial Results

3rd Quarter 2025

About Advantage Solutions

Advantage Solutions is the leading omnichannel retail solutions agency in North America, uniquely positioned at the intersection of consumer-packaged goods (CPG) brands and retailers. With its data- and technology-powered services, Advantage leverages its unparalleled insights, expertise and scale to help brands and retailers of all sizes generate demand and get products into the hands of consumers, wherever they shop. Whether it’s creating meaningful moments and experiences in-store and online, optimizing assortment and merchandising, or accelerating e-commerce and digital capabilities, Advantage is the trusted partner that keeps commerce and life moving. Advantage has offices throughout North America and strategic investments and owned operations in select international markets. For more information, please visit YourADV.com.

Included with this press release are the Company’s consolidated and condensed financial statements as of and for the three and nine months ended September 30, 2025. These financial statements should be read in conjunction with the information contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 7, 2025.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business and projected financial results. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “could”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; future potential pandemics or health epidemics; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 7, 2025, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Advantage Solutions Inc. | Page 4

Financial Results

3rd Quarter 2025

Non-GAAP Financial Measures and Related Information

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted Unlevered Free Cash Flow and Net Debt. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below.

Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations, Adjusted EBITDA by Segment, Adjusted Unlevered Free Cash Flow, and Net Debt provide an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Adjusted EBITDA from Continuing Operations, Adjusted EBITDA from Discontinued Operations and Adjusted EBITDA by Segment are supplemental non-GAAP financial measures of our operating performance. Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations mean net (loss) income before (i) interest expense (net), (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) amortization of intangible assets, (v) impairment of goodwill, (vi) changes in fair value of warrant liability, (vii) stock based compensation expense, (viii) equity-based compensation of Karman Topco L.P., (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition and divestiture related expenses, (xi) (gain) loss on divestitures, (xii) restructuring expenses, (xiii) reorganization expenses, (xiv) litigation expenses (recovery), (xv) COVID-19 benefits received, (xvi) costs associated with (recovery from) the Take 5 Matter, (xvii) EBITDA for economic interests in investments and (xviii) other adjustments that management believes are helpful in evaluating our operating performance.

Adjusted EBITDA by Segment means, with respect to each segment, operating income (loss) from continuing operations before (i) depreciation, (ii) amortization of intangible assets, (iii) impairment of goodwill, (iv) stock based compensation expense, (v) equity-based compensation of Karman Topco L.P., (vi) fair value adjustments of contingent consideration related to acquisitions, (vii) acquisition and divestiture related expenses, (viii) restructuring expenses, (ix) reorganization expenses, (x) litigation expenses (recovery), (xi) COVID-19 benefits received, (xii) costs associated with (recovery from) the Take 5 Matter, (xiii) EBITDA for economic interests in investments and (xiv) other adjustments that management believes are helpful in evaluating our operating performance, in each case, attributable to such segment.

Adjusted EBITDA Margin means Adjusted EBITDA from Continuing Operations divided by total revenues.

Adjusted Unlevered Free Cash Flow represents net cash provided by (used in) operating activities from continuing and discontinued operations less purchase of property and equipment as disclosed in the Statements of Cash Flows further adjusted by (i) cash payments for interest, (ii) cash received from interest rate derivatives, (iii) cash paid for income taxes; (iv) cash paid for acquisition and divestiture related expenses, (v) cash paid for restructuring expenses, (vi) cash paid for reorganization expenses, (vii) cash paid for contingent earnout payments included in operating cash flow, (viii) COVID-19 benefits received, (ix) cash paid for costs associated with (recovery from) the Take 5 Matter, (x) net effect of foreign currency fluctuations on cash, and (xi) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA means Adjusted Unlevered Free Cash Flow divided by Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Discontinued Operations.

Advantage Solutions Inc. | Page 5

Financial Results

3rd Quarter 2025

Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. We present Net Debt because we believe this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to evaluate changes to the Company's capital structure and credit quality assessment.

Advantage Solutions Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except share and per share data)	2025	2024	2025	2024
Revenues	$915,012	$939,270	$2,610,511	$2,674,039
Cost of revenues (exclusive of depreciation and amortization shown separately below)	776,421	794,958	2,246,107	2,298,139
Selling, general, and administrative expenses	57,568	98,438	191,090	250,377
Impairment of goodwill	—	—	—	99,670
Depreciation and amortization	50,743	51,866	151,802	152,931
Income from equity method investments	(1,408)	(2,815)	(5,566)	(2,692)
Gain on divestiture	(8,472)	—	(8,472)	—
Total operating expenses	874,852	942,447	2,574,961	2,798,425
Operating income (loss) from continuing operations	40,160	(3,177)	35,550	(124,386)
Other expenses (income):
Change in fair value of warrant liabilities	(109)	40	(83)	(359)
Interest expense, net	34,954	38,969	105,128	114,484
Total other expenses, net	34,845	39,009	105,045	114,125
Income (loss) from continuing operations before benefit from income taxes	5,315	(42,186)	(69,495)	(238,511)
Benefit from income taxes from continuing operations	(15,250)	(4,866)	(3,490)	(38,042)
Net income (loss) from continuing operations	20,565	(37,320)	(66,005)	(200,469)
Net (loss) income from discontinued operations, net of tax	—	(5,456)	—	53,743
Net income (loss)	$20,565	$(42,776)	$(66,005)	$(146,726)
Less: net income from discontinued operations attributable to noncontrolling interest, net of tax	—	—	—	2,192
Net income (loss) attributable to stockholders of Advantage Solutions Inc.	$20,565	$(42,776)	$(66,005)	$(148,918)

Net income (loss) per common share:
Basic income (loss) per common share from continuing operations attributable to stockholders of Advantage Solutions Inc.	$0.06	$(0.12)	$(0.20)	$(0.62)
Basic (loss) income per common share from discontinued operations attributable to stockholders of Advantage Solutions Inc.	$—	$(0.02)	$—	$0.17

Diluted net income (loss) per share:
Diluted income (loss) per common share from continuing operations attributable to stockholders of Advantage Solutions Inc.	$0.06	$(0.12)	$(0.20)	$(0.62)
Diluted (loss) income per common share from discontinued operations attributable to stockholders of Advantage Solutions Inc.	$—	$(0.02)	$—	$0.17
Weighted-average number of common shares:
Basic	325,921,176	321,080,571	323,988,621	321,774,115
Diluted	339,847,197	321,080,571	323,988,621	321,774,115

Advantage Solutions Inc. | Page 6

Financial Results

3rd Quarter 2025

Advantage Solutions Inc.

Condensed Consolidated Balance Sheet

(Unaudited)

(in thousands, except share data)	September 30, 2025	December 31, 2024
ASSETS
Current assets
Cash and cash equivalents	$201,137	$205,233
Restricted cash	12,111	15,518
Accounts receivable, net of allowance for expected credit losses of $16,811 and $13,047, respectively	635,353	603,069
Prepaid expenses and other current assets	95,279	86,918
Total current assets	943,880	910,738
Property and equipment, net	100,809	97,763
Goodwill	477,021	477,021
Other intangible assets, net	1,203,881	1,332,578
Investments in unconsolidated affiliates	232,382	226,510
Other assets	35,549	61,907
Total assets	$2,993,522	$3,106,517
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Current portion of long-term debt	$13,250	$13,250
Accounts payable	167,222	158,485
Accrued compensation and benefits	98,785	129,486
Other accrued expenses	119,798	134,677
Deferred revenues	29,828	24,164
Total current liabilities	428,883	460,062
Long-term debt, net of current portion	1,662,158	1,686,690
Deferred income tax liabilities	137,287	146,889
Other long-term liabilities	56,695	64,141
Total liabilities	2,285,023	2,357,782
Commitments and contingencies (Note 9)
Equity attributable to stockholders of Advantage Solutions Inc.
Common stock, $0.0001 par value, 3,290,000,000 shares authorized; 325,964,565 and 320,773,096 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	33	32
Additional paid in capital	3,482,842	3,466,221
Accumulated deficit	(2,707,617)	(2,641,612)
Loans to Karman Topco L.P.	(7,512)	(7,029)
Accumulated other comprehensive loss	(5,362)	(15,861)
Treasury stock, at cost; 12,894,517 and 12,400,075 shares as of September 30, 2025 and December 31, 2024, respectively	(53,885)	(53,016)
Total stockholders' equity	708,499	748,735
Total liabilities and stockholders' equity	$2,993,522	$3,106,517

Advantage Solutions Inc. | Page 7

Financial Results

3rd Quarter 2025

Advantage Solutions Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Nine Months Ended September 30,
(in thousands)	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss from continuing operations	$(66,005)	$(200,469)
Adjustments to reconcile net loss to net cash provided by operating activities
Non-cash mark-to-market adjustments on derivatives and non-cash interest expense	(2,131)	1,664
Deferred financing fees related to repricing of long-term debt	—	1,079
Amortization of deferred financing fees	5,272	5,137
Impairment of goodwill	—	99,670
Depreciation and amortization	151,802	152,931
Change in fair value of warrant liability	(83)	(359)
Fair value adjustments related to contingent consideration	—	1,678
Deferred income taxes	(9,757)	(16,241)
Equity-based compensation of Karman Topco L.P.	(1,524)	(658)
Stock-based compensation	20,483	24,224
Income from equity method investments	(5,566)	(2,692)
Distribution received from equity method investments	—	3,289
Gain on divestiture	(8,472)	—
Gain on repurchases of Senior Secured Notes and Term Loan Facility debt	(1,624)	(9,141)
Loss on disposal of property and equipment	325	775
Changes in operating assets and liabilities, net of effects from divestitures:
Accounts receivable, net	(30,077)	(9,550)
Prepaid expenses and other assets	(1,901)	30,567
Accounts payable	10,160	25,435
Accrued compensation and benefits	(32,860)	(43,849)
Deferred revenues	6,239	2,992
Other accrued expenses and other liabilities	(18,379)	11,527
Net cash provided by operating activities	15,902	78,009
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investments in unconsolidated affiliates	(3,623)	(13,932)
Purchase of property and equipment	(28,662)	(50,358)
Proceeds from divestitures, net of cash received	18,612	275,717
Net cash (used in) provided by investing activities	(13,673)	211,427
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under lines of credit	90,000	—
Payments on lines of credit	(90,000)	—
Principal payments on long-term debt	(9,938)	(9,938)
Repurchases of Senior Secured Notes and Term Loan Facility debt	(18,243)	(147,122)
Debt issuance costs	—	(971)
Deferred consideration paid for purchases in unconsolidated affiliates	(1,500)	—
Deferred proceeds received from sale of Jun Group and contingent consideration payments	22,500	(5,655)
Proceeds from issuance of common stock	1,838	2,294
Payments for taxes related to net share settlement under 2020 Incentive Award Plan	(3,698)	(11,663)
Purchase of treasury stock	(869)	(34,067)
Net cash used in financing activities	(9,910)	(207,122)
Net effect of foreign currency changes on cash, cash equivalents and restricted cash	178	(1,405)
Net change in cash, cash equivalents and restricted cash	(7,503)	80,909
Cash, cash equivalents and restricted cash, beginning of period	220,751	131,560
Cash, cash equivalents and restricted cash, end of period	$213,248	$212,469

Advantage Solutions Inc. | Page 8

Financial Results

3rd Quarter 2025

Advantage Solutions Inc.

Reconciliation of Net Loss from Continuing Operations to Adjusted EBITDA

(Unaudited)

Continuing Operations	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2025	2024	2025	2024
Net income (loss) from continuing operations	$20,565	$(37,320)	$(66,005)	$(200,469)
Add:
Interest expense, net	34,954	38,969	105,128	114,484
Benefit from income taxes from continuing operations	(15,250)	(4,866)	(3,490)	(38,042)
Depreciation and amortization	50,743	51,866	151,802	152,931
Impairment of goodwill	—	—	—	99,670
Gain on divestiture	(8,472)	—	(8,472)	—
Changes in fair value of warrant liability	(109)	40	(83)	(359)
Stock-based compensation expense (a)	7,415	8,143	20,483	24,224
Equity-based compensation of Karman Topco L.P. (b)	—	(178)	(1,524)	(658)
Fair value adjustments related to contingent consideration (c)	—	—	—	1,678
Acquisition and divestiture related expenses (d)	251	127	731	(1,207)
Restructuring expenses (e)	—	24,118	931	24,118
Reorganization expenses (f)	9,775	18,637	38,445	73,980
Litigation expenses (recovery) (g)	50	(1,713)	963	(2,422)
COVID-19 benefits received (h)	(5,008)	—	(5,723)	—
Costs associated with the Take 5 Matter (i)	421	385	985	1,081
EBITDA for economic interests in investments (j)	4,219	2,712	9,971	12,449
Adjusted EBITDA from Continuing Operations	$99,554	$100,920	$244,142	$261,458

Discontinued Operations
(in thousands)	Three Months Ended September 30, 2024	Nine Months Ended September 30, 2024
Net income from discontinued operations, net of tax	$(5,456)	$53,743
Add:
Interest expense, net	—	48
Provision for income taxes from discontinued operations	29,511	41,371
Depreciation and amortization	204	4,695
Gain on divestitures (k)	(25,065)	(95,261)
Stock-based compensation expense (a)	(1,576)	(2,808)
Fair value adjustments related to contingent consideration (c)	—	1,883
Divestiture related expenses (d)	2,434	5,537
Reorganization expenses (f)	2,250	9,535
EBITDA for economic interests in investments (j)	—	(384)
Adjusted EBITDA from Discontinued Operations	$2,302	$18,359

Advantage Solutions Inc. | Page 9

Financial Results

3rd Quarter 2025

Advantage Solutions Inc.

Reconciliation of Operating Income (Loss) to Adjusted EBITDA by Segment

(Unaudited)

Branded Services segment	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2025	2024	2025	2024
Operating income (loss)	$8,196	$(12,210)	$(17,666)	$(141,608)
Add:
Depreciation and amortization	31,487	33,087	94,511	97,401
Impairment of goodwill	—	—	—	99,670
Gain on divestiture	(8,472)	—	(8,472)	—
Stock-based compensation expense (a)	3,066	1,829	7,607	8,551
Equity-based compensation of Karman Topco L.P. (b)	—	402	375	924
Fair value adjustments related to contingent consideration (c)	—	—	—	1,678
Acquisition and divestiture related expenses (d)	73	49	457	153
Restructuring expenses (e)	—	15,392	358	15,392
Reorganization expenses (f)	4,410	6,959	17,130	29,863
Litigation (recovery) expenses (g)	(97)	191	273	432
COVID-19 benefits received (h)	(1,646)	—	(1,891)	—
Costs associated with the Take 5 Matter (i)	421	385	985	1,081
EBITDA for economic interests in investments (j)	4,219	2,712	9,971	12,449
Branded Services segment Adjusted EBITDA	$41,657	$48,796	$103,638	$125,986

Experiential Services segment	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2025	2024	2025	2024
Operating income	$20,912	$587	$28,267	$3,398
Add:
Depreciation and amortization	10,744	10,289	31,965	31,224
Stock-based compensation expense (a)	1,991	3,371	5,630	7,469
Equity-based compensation of Karman Topco L.P. (b)	—	(281)	(976)	(783)
Acquisition and divestiture related expenses (d)	86	32	160	37
Restructuring expenses (e)	—	3,430	186	3,430
Reorganization expenses (f)	3,285	5,670	9,662	17,394
Litigation expenses (g)	123	201	451	434
COVID-19 benefits received (h)	(1,821)	—	(2,069)	—
Experiential Services segment Adjusted EBITDA	$35,320	$23,299	$73,276	$62,603

Retailer Services segment	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2025	2024	2025	2024
Operating income	$11,052	$8,446	$24,949	$13,824
Add:
Depreciation and amortization	8,512	8,490	25,326	24,306
Stock-based compensation expense (a)	2,358	2,943	7,246	8,204
Equity-based compensation of Karman Topco L.P. (b)	—	(299)	(923)	(799)
Acquisition and divestiture related expenses (d)	92	46	114	(1,397)
Restructuring expenses (e)	—	5,296	387	5,296
Reorganization expenses (f)	2,080	6,008	11,653	26,723
Litigation expenses (recovery) (g)	24	(2,105)	239	(3,288)
COVID-19 benefits received (h)	(1,541)	—	(1,763)	—
Retailer Services segment Adjusted EBITDA	$22,577	$28,825	$67,228	$72,869

Advantage Solutions Inc. | Page 10

Financial Results

3rd Quarter 2025

Advantage Solutions Inc.

Net Debt and Adjusted Unlevered Free Cash Flow Reconciliation

(Unaudited)

(amounts in thousands)	September 30, 2025
Current portion of long-term debt	$13,250
Long-term debt, net of current portion	1,677,895
Less: Debt issuance costs	15,737
Total debt	1,675,408
Less: Cash and cash equivalents	201,137
Total Net Debt	$1,474,271

LTM Adjusted EBITDA from Continuing and Discontinued Operations	$338,698
Net Debt / LTM Adjusted EBITDA ratio	4.4x

(amounts in thousands)	Three Months Ended September 30, 2025
Net cash provided by operating activities from continuing operations	$63,631
Less:
Purchase of property and equipment	(11,443)
Add:
Cash payments for interest	26,185
Cash payments for income taxes	2,750
Cash paid for acquisition and divestiture related expenses (k)	120
Cash paid for restructuring expenses (l)	5,482
Cash paid for reorganization expenses (m)	6,970
Cash paid for costs associated with the Take 5 Matter (n)	421
Net effect of foreign currency fluctuations on cash	3,952
Adjusted Unlevered Free Cash Flow	$98,068

Numerator - Adjusted Unlevered Free Cash Flow	$98,068
Denominator - Adjusted EBITDA from Continuing Operations	$99,554
Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA	98.5%

Advantage Solutions Inc. | Page 11

Financial Results

3rd Quarter 2025

Advantage Solutions Inc.

Reconciliation Net Income (Loss) to Adjusted EBITDA

(Unaudited)

Continuing and Discontinued Operations	Twelve Months Ended September 30, 2025
(in thousands)
Net loss	$(244,049)
Add:
Interest expense, net	137,436
Provision for income taxes	(28,288)
Depreciation and amortization	203,424
Impairment of goodwill and indefinite-lived asset	175,500
Gain on divestiture	(8,472)
Gain on divestitures(o)	162
Changes in fair value of warrant liability	(308)
Stock-based compensation expense (a)	27,278
Equity-based compensation of Karman Topco L.P. (b)	(143)
Fair value adjustments related to contingent consideration related to acquisitions (c)	—
Acquisition and divestiture related expenses (d)	770
Restructuring expenses (e)	6,864
Reorganization expenses (f)	53,265
Litigation recoveries (g)	1,445
Costs associated with COVID-19, net of benefits received (h)	(5,723)
Costs associated with the Take 5 Matter (i)	1,749
EBITDA for economic interests in investments (j)	17,788
LTM Adjusted EBITDA from Continuing and Discontinued Operations	$338,698

(a)

Represents non-cash compensation expense related to performance stock units, restricted stock units, and stock options under the 2020 Advantage Solutions Incentive Award Plan and the Advantage Solutions 2020 Employee Stock Purchase Plan.

(b)	Represents expenses related to equity-based compensation expense associated with grants of Common Series D Units of Karman Topco L.P. made to one of our equity sponsors.
(c)	Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, for the applicable periods.
(d)	Represents fees and costs associated with activities related to our acquisitions, divestitures, and related activities, including professional fees, due diligence, and integration activities.
(e)

Restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the VERP and employee termination benefits associated with the 2024 RIF and other optimization initiatives.

(f)	Represents fees and costs associated with various internal reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.
(g)	Represents legal settlements, reserves, and expenses that are unusual or infrequent costs associated with our operating activities.
(h)	Represents benefits received from government grants for COVID-19 relief.
(i)	Represents costs associated with collection activities related to the Take 5 Matter, primarily professional fees and other related costs.
(j)

Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements.

(k)	Represents gains and losses on disposal of assets related to divestitures and losses on sale of businesses and assets held for sale, less cost to sell.
(l)

Represents cash paid for restructuring charges including programs designed to integrate and reduce costs intended to further improve efficiencies in operational activities and align cost structures consistent with revenue levels associated with business changes. Restructuring expenses include costs associated with the VERP and employee termination benefits associated with the 2024 RIF and other optimization initiatives.

(m)	Represents cash paid for fees and costs associated with various reorganization activities, including professional fees, lease exit costs, severance, and nonrecurring compensation costs.
(n)	Represents cash paid for costs associated with the Take 5 Matter, primarily, professional fees and other related costs.
(o)	Represents gains and losses on disposal of assets related to divestitures and losses on sale of businesses and assets held for sale, less cost to sell.

Advantage Solutions Inc. | Page 12